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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      December 6, 2005
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                          WORTHINGTON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

           Ohio                       1-8399                     31-1189815
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio                          43085
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:       (614) 438-3210
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management.
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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

           (a) - (b) Not applicable.

           (c) On December 6, 2005, George P. Stoe was appointed as Executive Vice President and Chief Operating Officer of Worthington Industries, Inc. (the "Registrant"), effective immediately. In such capacity, Mr. Stoe will be responsible for the day-to-day operations of the Registrant in working with the presidents of the business segments on quickly and effectively implementing business strategy goals. Some of his specific priorities will include: driving safety initiatives across the company, succession planning and leadership development and productivity improvements.

           Mr. Stoe, who is 59, had served as President of Worthington Cylinder Corporation, a subsidiary of the Registrant, since January of 2003. Mr. Stoe served as President of Zinc Corporation of America, the nation's largest zinc producer, located in Monaca, Pennsylvania, from November 2000 until May 2002. From April 1999 to November 2000, he served as President of Wise Alloys, LLC, a rolling mill and cast house beverage can recycling and coating operation. Mr. Stoe serves at the pleasure of the directors of the Registrant. There are no family relationships between Mr. Stoe and any director or other executive officer of the Registrant. No arrangements or understandings exist pursuant to which Mr. Stoe has been selected as an executive officer of the Registrant.

           The Registrant and Mr. Stoe have not entered into any employment agreement in connection with Mr Stoe's appointment as Executive Vice President and Chief Operating Officer. There are and have been no transactions of the type as to which disclosure is required under
           Item 404(a) of SEC Regulation S-K, involving Mr. Stoe or any member of his immediate family.

Section 8. Other Events.
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Item 8.01  Other Events.

           On December 6, 2005 Harry A. Goussetis was appointed to succeed Mr. Stoe as President of Worthington Cylinder Corporation. As a result of such appointment, Mr. Goussetis became an executive officer of the Registrant.

           Mr. Goussetis, who is 51, had served as Vice President of Human Resources of the Registrant since January 2001. Prior to that time, he served as Vice President of Legal and Administration for Worthington Cylinder Corporation and as Assistant General Counsel for the Registrant.

           On December 6, 2005, the Registrant issued a press release (the "Release" announcing, among other things, Mr. Stoe's appointment. A copy of the Release is included as Exhibit 99.1 to this Current Report on Form 8-K and the information related to Mr. Stoe included in the Release is incorporated herein by reference.

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Section 9. Financial Statements and Exhibits.
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Item 9.01  Financial Statements and Exhibits

(a) - (c)  Not applicable.

(d)        Exhibits:

           99.1 Press Release issued on December 6, 2005 by Worthington Industries, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    WORTHINGTON INDUSTRIES, INC.


Date: December 7, 2005                              By: /s/ Dale T. Brinkman
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                                                            Dale T. Brinkman